UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

RING ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1725 Hughes Landing Blvd. Suite 900 The Woodlands, TX	77380
	(Address of Principal Executive Offices)	(Zip Code)

(281) 397-3699

Registrant’s Telephone Number, including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 10, 2021, Ring Energy, Inc. (the “Company”) entered into the Fourth Amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated as of April 9, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, as borrower, Truist Bank as Administrative Agent, and the lenders from time-to-time party thereto.

The Amendment, among other things: (i) modified the definition for “Fall 2020 Borrowing Base Hedges,” from 4,000 barrels per day to 3,100 barrels per day for calendar year 2022; and (ii) reaffirmed the borrowing base under the Credit Agreement to $350 million until the next scheduled redetermination to occur on or around November 1, 2021.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 7.01	Regulation FD Disclosure

On June 10, 2020, the Company issued a press release announcing (i) the modification of the minimum required oil hedges for calendar year 2022; (ii) the reaffirmation of the borrowing base under the Credit Agreement; and (iii) the date of the next scheduled bank redetermination. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under Item 1.01 and Item 2.03 of this Current Report on Form 8-K are hereby incorporated in this Item 7.01 by reference.

The information in Item 1.01, Item 2.03 and Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 10.1 and Exhibit 99.1, is being furnished pursuant to Item 1.01, Item 2.03 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 10, 2021, by and among Ring Energy, Inc. as borrower, Truist Bank as Administrative Agent, and the lenders from time to time party thereto.

99.1	Press Release, dated June 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RING ENERGY, INC.
(Registrant)

Date: June 16, 2021	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer